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                                                                  EXHIBIT 10.18



                         REGISTRATION RIGHTS AGREEMENT


              REGISTRATION RIGHTS AGREEMENT dated as of March 30,
1995 among AMERISOURCE DISTRIBUTION CORPORATION, a Delaware corporation (the "Company"), and 399 VENTURE PARTNERS, INC., a Delaware corporation ("VPI").

              The Company desires to grant registration rights to VPI.

              NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1.    Demand Registrations.

              (a)         Requests for Registration.  Subject to
paragraph (b), at any time and from time to time (i) the holders of at least 50% of the Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"), (ii) the holders of at least 50% of the Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if available and (iii) the holders of at least 50% of the Registrable Securities may request that the Company file with the Securities and Exchange Commission a registration statement under the Securities Act on any applicable form pursuant to Rule 415 under the Securities Act (the "Required Registration"). Within ten days after receipt of any such request with respect to clauses (i) and (ii), the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations". The Company acknowledges that VPI may request a Demand Registration in connection with a public offering of Holders Securities.

              (b) Long-Form Registrations. If at any time the Company is eligible to use a Short-Form Registration, the holders of Registrable Securities will not be entitled to request a Long-Form Registration at such time. If the Company is not eligible to use a Short-Form Registration, the holders of Registrable Securities will be entitled to request a Long-Form Registration, up to a maximum of 2 Long-Form Registrations. A registration will not count as one of the permitted Long-Form Registrations until it has become effective, and no Long-Form Registration will count as one





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of the permitted Long-Form Registrations unless the holders of Registrable
Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration.

              (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to paragraph 1(b), the holders of Registrable Securities will be entitled to request an unlimited number of Short-Form Registrations in which the Company will pay all Registration Expenses; provided that the aggregate offering value of the Registrable Securities requested to be registered in any Short-Form Registration must equal at least $20,000,000. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form.

              (d) Required Registration. (i) Subject to the availability of required financial information, within 45 days after the Company receives written notice of a request for a Required Registration, the Company shall file with the Securities and Exchange Commission a registration statement under the Securities Act for the Required Registration. The Company shall use its best efforts to cause the Required Registration to be declared effective under the Securities Act as soon a practical after filing, and once effective, the Company shall (subject to the provisions of paragraph 1(f)(ii) below) cause such Required Registration to remain effective for such time period as is specified in such request, but for no time period longer than the period ending on the earlier of (i) the fourth anniversary of the date of filing of the Required Registration or (ii) the date on which all Registrable Securities have been sold pursuant to the Required Registration or (iii) the date as of which there are no longer any Registrable Securities in existence (the "Effective Period").

                          (ii)        Holdback Agreement.  If any holder
or holders of Registrable Securities notify the Company in writing that they intend to effect the sale of all or substantially all of the Registrable Securities pursuant to a single integrated offering pursuant to a then effective registration statement pursuant to subparagraph (d)(i) above (a "Sale"), the Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, during the 90-day period beginning on the date such notice of a Sale is received.

                          (iii)       Limitations on Additional
Securities. If in connection with any Sale the Managing Underwriter (as defined below) advises the Company that, in its opinion, the inclusion of any other securities other than Registrable Securities would adversely affect the marketability of the offering, then no such securities shall be permitted to be included. Additionally, if in connection with an offering, the number of Registrable Securities and other securities (if any) requested to be included in such Sale exceeds the number of Registrable Securities and other securities





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which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such Sale (i) first, the Registrable Securities requested to be included in such Sale, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder, and (ii) second, other securities requested to be included in such Sale to the extent permitted hereunder.

                          (iv)        Selection of Underwriter.  The holders
of a majority of Registrable Securities shall have the right to retain and select an investment banker and manager (the "Managing Underwriter") to administer the Required Registration, subject to the Company's approval which shall not be unreasonably withheld.

                          (v)         Required Registration Expenses.  In
addition to the provisions in paragraph 4 below, all expenses incurred in connection with the management of the Required Registration (whether incurred by the Company or the holders of Registrable Securities) shall be borne by the Company (including, without limitation, all fees and expenses of the investment banker and Managing Underwriter) (excluding discounts and commissions).

              (e) Priority on Demand Registrations. Other than with respect to registration rights which have been granted by the Company prior to the date hereof, the Company will not include in any Long-Form or Short-Form Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least 50% of the Registrable Securities initially requesting such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder; provided that in the event any holders of Registrable Securities under the Securities Purchase Agreement (the "Management Registrable Securities") have requested that such securities be included in such offering (other than a Required Registration), such Management Registrable Securities shall be included pro rata among the respective holders thereof and the holders of Registrable Securities on the basis of the amount of Management Registrable Securities and Registrable Securities owned by each such holder.

              (f) Restrictions on Demand Registrations. The Company (acting upon the good faith determination of the Company's board of





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directors) may postpone the filing or the effectiveness of a registration statement for a Demand Registration until the sixth month anniversary of the effective date of a previously requested Demand Registration. Additionally, the Company may (i) postpone for up to six months the filing or the effectiveness of a registration statement for a Demand Registration or (ii) suspend the effectiveness of the registration statement filed for the Required Registration if the Company's board of directors reasonably determines in its good faith judgment that such Demand Registration would have an adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage (i) in any material acquisition or disposition of assets(other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction or (ii) any private or public debt or equity financing which is material to the Company and its Subsidiaries taken as a whole; provided that in any of the events described in the previous two sentences, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder; provided further the Company may cause only one postponement or suspension described in this paragraph during any 365 day period.

              (g) Selection of Underwriters. Any Long-Form or Short-Form Demand Registration shall be pursuant to an underwritten offering with the managing underwriter or underwriters selected by the holders of a majority of the Registrable Securities included in any Demand Registration, subject to the Company's approval which will not be unreasonably withheld.

        2. Piggyback Registrations. The parties hereto hereby acknowledge that (a) the Company has provided piggyback registration rights to VPI and certain other stockholders pursuant to the Securities Purchase Agreement, (b) the Securities Purchase Agreement shall remain in full force and effect and
(c) nothing contained herein shall be deemed to impair the rights of VPI under such agreement.

        3.    Registration Procedures.  Whenever the holders of
Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

              (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by





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the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

              (b) subject to paragraph (e), prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 40-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

              (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

              (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

              (e) promptly notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided, however, that upon not less than five days' notice to the holders of Registrable Securities, the Company may defer the filing of an amendment or





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withdraw an amendment or may defer the effectiveness of an amendment or the preparation of a supplement if the Board of Directors of the Company determines, in good faith, that such amendment or supplement, or the disclosure of any information in connection therewith, would (i) have a material adverse affect upon the Company or its subsidiaries or (ii) substantially interfere with a significant transaction of a type which would allow the Company to postpone a Demand Registration under paragraph 1(e);

              (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system;

              (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

              (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

              (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each such seller agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its affiliates unless and until such is made generally available to the public. Each such seller further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;


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              (j)         otherwise use its best efforts to comply with all
applicable rules and regulations of the Securities and Exchange
Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

              (k)         obtain a cold comfort letter from the
Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters.

        4.    Registration Expenses.

              (a)         All expenses incident to the Company's
performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company will be borne by the Company.

              (b)         In connection with each Demand
Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration.

        5.    Holdback Agreements.

              (a)         Restrictions on Public Sale by Holder of
Registrable Securities. Each holder of Registrable Securities agrees not to effect any public sale or distribution of the issue of securities being registered or a similar security of the Company or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 14 days prior to, and during the 90-day period beginning on, the effective date of any registration statement covering Common Stock (except as part of such registration), if and to the extent requested by the Company in the case of a non-underwritten public offering or if and to the extent requested by the managing underwriter or underwriters in the case of an underwritten public offering.

              (b)         Restrictions on Public Sale by the
Company and Others. The Company and its affiliates (other than holders of Registrable Securities) agree (i) not to effect any public sale or distribution of any securities similar to those being registered in accordance with paragraph 1 (other than similar securities convertible into or exchangeable or exercisable for such securities) during the 14 days prior to, and during the 90-day





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period beginning on, the effective date of any registration statement (except as part of such registration statement) filed pursuant to this Agreement; and
(ii) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 under the Securities Act; provided, however, that the provisions of this paragraph (b) shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

        6.    Indemnification.

              (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the most current registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

              (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify will be




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individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

              (c) If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person entitled to indemnification under clauses (a) or (b) above (an "Indemnified Party") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification (an "Indemnifying Party"), the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all expenses. Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there is a conflict of interest under applicable standards of professional responsibility on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party; it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

              (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.




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        7.          Participation in Underwritten Registrations.  No
Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

        8.          Definitions.

                    "Common Stock" means (i) the Class A Common Stock, par value $.01 per share, of the Company including any shares of Class A Common Stock issued or issuable upon conversion of Class B Common Stock, and (ii) Capital Stock issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                    "Holders Securities" means any securities of VPI or any affiliate of VPI which are exchangeable, convertible or otherwise similarly exercisable into Registrable Securities.

                    "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization or government or department or agency thereof.

                    "Registrable Securities" means (i) the Common Stock held by VPI, its affiliates and their respective employees on the date hereof or acquired hereafter by VPI, its affiliates, or their respective employees, and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                    "Securities Purchase Agreement" means the Securities Purchase and Holders Agreement initially by and among the Company, Citicorp Venture Capital, Ltd., and certain management investors named therein.





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
        9. Information. The Company may require each seller of Registrable Securities to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as it may from time to time reasonably request and such other information as may be legally required or reasonably requested in connection with such registration.

        10. Amended or Supplemented Prospectus. Each seller of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph 3(e), such seller will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such seller's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph 3(e), and, if so directed by the Company, such seller will deliver to the Company all copies, other than permanent file copies then in such seller's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

        11.         Miscellaneous.

                    (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

                    (b)         Adjustments Affecting Registrable
Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

                    (c)         Remedies.  Any Person having rights
under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                    (d)         Amendments and Waivers.  Except as
otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least 50% of the Registrable Securities.





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
                    (e)         Successors and Assigns.  All covenants
and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities; provided that no Demand Registration may be requested by any subsequent holder of Registrable Securities unless such holder holds at least $20 million in Registrable Securities (such securities being valued for purposes of this clause (e) at the initial public offering price) and such subsequent holder is not a then present customer, pharmaceutical supplier or, in the Company's reasonable judgment, competitor of the Company in the full-service drug wholesale business. Upon request, the Company will inform any holder of Registrable Securities whether it or any person is a customer, pharmaceutical supplier or, in the Company's reasonable judgment, competitor of the Company.

                    (f) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                    (g)         Counterparts.  This Agreement may be
executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

                    (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                    (i)         Governing Law.  The corporate law of
Delaware will govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts, of the State of New York.

                    (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to the Company and VPI at the address indicated below:

                    To the Company:

                         AmeriSource Distribution Corporation
                         300 Chester Field Parkway
                         Malvern, Pa.  19355
                         Attention:  Teresa T. Ciccotelli

                    with a copy to:

                         Dechert Price & Rhoads
                         4000 Bell Atlantic Tower
                         1717 Arch Street
                         Philadelphia, PA 19103-2793
                         Attention:  Craig L. Godshall, Esq.

                    To VPI:

                         399 Park Avenue
                         New York, New York 10043
                         Attention:  James A. Urry

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                    (k) Termination. Notwithstanding anything in this Agreement to the contrary, this Agreement shall terminate at such time as the Registrable Securities constitute less than 5% of the Company's Common
Stock on a fully-diluted basis and such securities may be exchanged for a new certificate or other evidence of ownership which are not required to bear a restrictive legend and may be resold in a public offering in compliance with the Securities Act without subsequent registration under the Securities Act.

                                   * * * * *

              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                      AMERISOURCE DISTRIBUTION CORPORATION


                                      By: /s/ Teresa T. Ciccotelli
                                          ------------------------------------
                                      Name:  Teresa T. Ciccotelli
                                      Title: Vice President, Legal Counsel
                                             and Secretary

                                      399 VENTURE PARTNERS, INC.


                                      By: /s/ James A. Urry
                                          ------------------------------------
                                      Name:
                                      Title:






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